Supplement dated June 19, 2012 to the Prospectus and Statement of Additional Information dated May 1, 2012
Columbia Variable Portfolio — Global Inflation Protected Securities Fund (the Fund)

Effective immediately, the information in the “Summary of Columbia VP – Global Inflation Protected Securities Fund” under the caption “Fund Management” in the prospectus is hereby deleted and replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	2005
Hong Ho, CFA	Portfolio Manager	2010

The portfolio managers responsible for the Fund’s day-to-day portfolio management, as described in the Fund’s prospectus in the “More Information About the Funds” section under the caption “Portfolio Management” for Columbia VP – Global Inflation Protected Securities Fund is hereby deleted and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since 2005.
•	Sector Leader of the Global Rates and Currency Sector Team.
•	Joined the Investment Manager in 2000.
•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.
•	Began investment career in 1990.
•	MA, Johns Hopkins University School of Advanced International Studies.

Hong Ho, CFA, Portfolio Manager

•	Managed the Fund since 2010.
•	Sector Manager of the Global Rates and Currency Sector Team.
•	Joined the Investment Manager in 1995.
•	Began investment career in 1995.
•	BA, Carleton College.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

For more information see “Fund Management and Compensation.”

Effective immediately, the information in the Statement of Additional Information, Table 14. Portfolio Managers, in the section entitled “Service Provider” for the above mentioned fund is hereby superseded and replaced with the following:

Portfolio Managers. For all funds other than money market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011, unless otherwise noted below. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
Global Inflation Protected Securities	Nicholas Pifer	6 RICs 14 other accounts	$ $	3.07 billion 801.12 million	None	(1)	(12)
	Hong Ho	3 other accounts		$457,000

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

The rest of this section remains the same.

S-6466-180 A (6/12)